Exhibit 10.13

Exhibit 10.13

UNITED STATES OF AMERICA

Before The

OFFICE OF THRIFT SUPERVISION

In the Matter of ) )

) Order No.: NE-10-09

PAMRAPO SAVINGS BANK, SLA ) ) Effective Date: March 29, 2010

Bayonne, New Jersey OTS Docket No. 05584 )

)

)

)

ORDER OF ASSESSMENT OF A CIVIL MONEY PENALTY

WHEREAS, PAMRAPO SAVINGS BANK, SLA, Bayonne, New Jersey, OTS Docket No. 05584 (Association), by and through its Board of Directors (Board), has executed a Stipulation and Consent to the Issuance of an Order of Assessment of a Civil Money Penalty (Stipulation); and

WHEREAS, the Association, by executing the Stipulation, has consented and agreed to the issuance of this Order of Assessment of Civil Money Penalty (Order) by the Office of Thrift Supervision (OTS), pursuant to 12 U.S.C. § 1818(i); and

WHEREAS, pursuant to delegated authority, the OTS Regional Director for the Northeast Region (Regional Director), is authorized to issue Orders of Assessment of a Civil Money Penalty where a savings association has consented to the issuance of an order.

NOW, THEREFORE, IT IS ORDERED that:

Pamrapo Savings Bank, SLA

Order of Assessment of a Civil Money Penalty

Payment of Civil Money Penalty.

1. Effective immediately, the Association is assessed a civil money penalty in the amount of Five Million Dollars ($5,000,000.00). In lieu of payment to the Treasury of the United States, the assessment of this penalty shall be satisfied in full by and through the Five Million Dollar ($5,000,000.00) asset forfeiture payment to be remitted by Pamrapo Savings Bank, SLA, to the Department of Justice pursuant to the March 29, 2010 plea agreement in the matter of United States of America v. Pamrapo Savings Bank, SLA. The Association shall pay such civil money penalty itself and is prohibited from seeking or accepting indemnification for such payment from any third party.

Effective Date, Incorporation of Stipulation.

2. This Order is effective on the Effective Date as shown on the first page. The Stipulation is made a part hereof and is incorporated herein by this reference.

IT IS SO ORDERED.

OFFICE OF THRIFT SUPERVISION

By:

Michael E. Finn

Regional Director, Northeast Region

Date: See Effective Date on page 1

Pamrapo Savings Bank, SLA

Order of Assessment of a Civil Money Penalty